Label	Element	Value
Spirited Funds/ETFMG Whiskey & Spirits ETF
Risk/Return:	rr_RiskReturnAbstract
Supplement [Text Block]	ck0001467831_SupplementTextBlock	Spirited Funds/ETFMG Whiskey & Spirits ETF (WSKY) November 2, 2016 Supplement to the Summary Prospectus dated October 5, 2016 and Prospectus dated September 30, 2016
Risk/Return [Heading]	rr_RiskReturnHeading	Spirited Funds/ETFMG Whiskey & Spirits ETF
Strategy Narrative [Text Block]	rr_StrategyNarrativeTextBlock
Effective immediately, the fourth through seventh paragraphs under the heading “Principal Investment Strategies—The Spirited Funds/ETFMG Whiskey & Spirits Index” on page 2 of the Summary Prospectus and Prospectus are revised to read as follows:

Companies in the Index Universe are then classified as “Core” or “Non-Core.” Core companies are those that operate a whiskey distillery and (i) are primarily engaged in the production of whiskey and/or spirits (i.e., earn more than 50% of their profits or revenues from the production of distilled beverages) or (ii) have annual whiskey and/or spirits sales of at least $1 billion. Non-Core companies are companies in the Index Universe that are not categorized as “Core” companies. Non-Core companies primarily in the soft drinks industry are kept in the Index Universe only if they earn revenue from whiskey sales or primarily engaged in the production and sale of mixers for use with premium spirits.

At the time of each reconstitution or rebalancing of the Index (described below), the companies remaining in the Index Universe will constitute the Index. The companies included in the Index will be weighted by their market capitalization, provided that the aggregate weight of the Core companies will be at least 80% of the Index and subject to the adjustments described below. The market capitalization of a company that qualifies as a Core company solely because it has annual whiskey and/or spirits sales of at least $1 billion is adjusted by multiplying such company’s market capitalization by the percentage of the company’s revenue derived from whiskey and/or spirits sales. In the event the aggregate weight of the Core companies at the time of a rebalance would be less than 80%, the additional needed weight will be subtracted from the Non-Core companies and added to Core companies in proportion to their market capitalizations.

Each Core company will have a weight of at least 4.9%, and no single Non-Core company will exceed a 4.9% weight at the time of each rebalance, with any remaining weight will be distributed proportionally among the other Non-Core companies. Additionally, the aggregate weight of companies in the Index with an individual weight of more than 5% will not exceed 50% at the time of each rebalance.

The Index is reconstituted and rebalanced quarterly, effective at the close of trading on the third Friday of each March, June, September, and December. Additionally, the Index will be rebalanced (i.e., components reweighted) without being reconstituted (i.e., components added or deleted) if the aggregate weight of the Core companies falls below 80% for five consecutive trading days (the “Rebalance Trigger”), such that the aggregate weight of the Core companies will be 80% (with individual weights adjusted in proportion to market capitalizations) as of the close of trading on the fifth trading day after the Rebalance Trigger. Reduced thresholds for market capitalization and liquidity apply to limit the turnover of companies included in the Index.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.